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                                  EXHIBIT NO. 5

                      THE VARIABLE ANNUITY APPLICATION FORM
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[THE BEST OF AMERICA                                    [ ] NON-QUALIFIED
        LOGO]                                           [ ] IRA (OWNER AND
                                                            ANNUITANT MUST BE
                          ANNUITY APPLICATION               THE SAME)
                    $15,000 MINIMUM INITIAL PAYMENT     [ ] 403(b)
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
                   CONTRACT OWNER                                                   (If Applicable)  [ ] JOINT OWNER  [ ] CONTINGENT
                                                                                                         (Spouse Only)    OWNER
1                  ---------------------------------------------------------------
                   (Print) Last                         First             MI        ------------------------------------------------
                                                                                    Last                     First             MI
CONTRACT           ---------------------------------------------------------------
OWNER(S)           Address                                                          ------------------------------------------------
                                                                                    Address
                   ---------------------------------------------------------------
                   City                            State                 Zip        ------------------------------------------------
If no annuitant                                                                     City                     State           Zip
is specified in    Soc. Sec. No./Tax I.D.                                Sex [ ] M  Soc. Sec. No./Tax I.D.                 Sex [ ] M
section 2, the          -     -                                              [ ] F       -     -                               [ ] F
contract owner     ----- ----- -----                                                ----- ----- -----
will be the                             MO.     DAY     YEAR                                             MO.     DAY     YEAR
annuitant.         Date of Birth                                                    Date of Birth
                                     -------------------------                                       --------------------------
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                   ANNUITANT                                                        [ ] CONTINGENT ANNUITANT
                                                                                        (If Applicable)
2                  ---------------------------------------------------------------
                   (Print) Last                         First             MI        ------------------------------------------------
                                                                                    Last                     First             MI
ANNUITANT          ---------------------------------------------------------------
                   Address                                                          ------------------------------------------------
                                                                                    Address
                   ---------------------------------------------------------------
                   City                            State                 Zip        ------------------------------------------------
Complete only                                                                       City                     State           Zip
if different       Soc. Sec. No./Tax I.D.                                Sex [ ] M  Soc. Sec. No./Tax I.D.                 Sex [ ] M
from the                -     -                                              [ ] F       -     -                               [ ] F
contract owner.    ----- ----- -----                                                ----- ----- -----
                                       MO.     DAY     YEAR                                             MO.     DAY     YEAR
                   Date of Birth                                                    Date of Birth
                                     -------------------------                                       --------------------------
                   Annuitization Date
                                      ----------------------------------
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                   PRIMARY BENEFICIARY                                              [ ] CONTINGENT BENEFICIARY
3
                   --------------------------------------------------------------   ------------------------------------------------
BENEFICIARY        (Print) Last                        First              MI        (Print) Last            First             MI

                   --------------------------------------------------------------   ------------------------------------------------
                   Relationship To Owner(s)                                         Relationship To Owner(s)
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4                  FIRST PURCHASE PAYMENT $
                                           -------------------------------
ANNUITY            Submitted herewith.  A copy of this application duly signed by the agent will constitute receipt for such
PURCHASE           amount.  If this application is declined, there will be no liability on the part of the company, and any
PAYMENTS           sums submitted with this application will be refunded.
                   (MINIMUM INITIAL PURCHASE PAYMENT OF $15,000)
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5                  Will the proposed contract replace any existing annuity or insurance contracts?

REPLACEMENT        [ ] No   [ ] Yes     Existing Company
                                                         ----------------------------------------------------
                   In accordance with TEFRA (1982), please provide the cost basis of the contract.

                   Pre-TEFRA   $                                 Post-TEFRA   $
                                -----------------------------                  --------------------------
                   (Before August 14, 1982)
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6

REMARKS



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FHL-571                                                                                                                       (9/96)
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
7                    FIDELITY VARIABLE                   TCI PORTFOLIOS, INC.             DOLLAR COST AVERAGING (OPTIONAL)
ALLOCATIONS          INS. PRODUCTS FUND                     % TCI Balanced
                                                         ---                              Transfers must be at least $100
                        % Growth Portfolio                  % TCI Growth
                     ---                                 ---                              Change of these instructions requires
                        % High Income Portfolio             % TCI International           completion of form provided by the
                     ---                                 ---                              Company.
                        % Equity-Income Portfolio
                     ---                                 NATIONWIDE SEPARATE              Please transfer $________________ per
                        % Overseas Portfolio             ACCOUNT TRUST                    month from the (check one)
                     ---
Initial minimum:                                            % Capital App. Fund           [ ] Nationwide Money Market Fund
$15,000              FIDELITY VARIABLE INS.              ---
                     PRODUCTS FUND II                       % Govt. Bond Fund             [ ] Nationwide Fixed Account
If no allocations                                        ---
are specified, the      % Asset Manager Portfolio           % Money Market Fund           [ ] Neuberger and Berman Limited
entire amount will   ---                                 ---                                  Maturity Bond Portfolio
be allocated to the     % Contrafund Portfolio              % Small Company Fund
Nationwide Money     ---                                 ---                              Monthly transfers from the Fixed
Market Fund                                                 % Total Return Fund           Account must be equal to or less
pending instruction  DREYFUS                             ---                              than 1/30th of the Fixed Account
from the Contract                                                                         when DCA is requested.
Owner.                  % Stock Index Fund               NEUBERGER & BERMAN               (Fund Name, whole % only, totaling 100%)
                     ---                                 A.M.T.
                        % Socially Responsible                                                %
                     ---  Growth Fund                       % Growth Portfolio            ----  ----------------------------------
                                                         ---                                  %
                     STRONG VARIABLE                        % LTD Maturity Bond           ----  ----------------------------------
                     INSURANCE FUNDS, INC.               ---  Portfolio                       %
                                                            % Partners Portfolio          ----  ----------------------------------
                        % Strong Discovery               ---                                  %
                     ---  Fund II, Inc.                                                   ----  ----------------------------------
                        % Strong Int'l Stock             OPPENHEIMER VARIABLE                 %
                     ---  Fund II                        ACCOUNT FUNDS                    ----  ----------------------------------
                                                                                          100 % TOTAL
                        % STRONG SPECIAL                    % Bond Fund
                     ---  FUND II, INC.                  ---                              Begin processing these transfer
                                                            % Multiple Strategies         instructions on _________________ 19____
                     VAN ECK WORLDWIDE                   ---  Fund                                        Mo.          Day    Yr.
                     INSURANCE TRUST                        % Global Securities
                                                         ---  Fund                        (All DCA transactions will be confirmed
                        % Worldwide Bond Fund                                             on quarterly statements. Please review
                     ---                                 VAN KAMPEN                       the information in these statements
                        % Gold & Natural                 AMERICAN CAPITAL LIFE            carefully. All errors or corrections must
                     ---  Resources Fund                 INVESTMENT TRUST                 be reported to Nationwide within 30 days
                                                                                          to assure proper crediting to your
                     WARBURG PINCUS TRUST                   % Real Estate                 contract.)
Whole                   % International Equity           ---  Securities Fund
percentages          ---  Portfolio
only, must              % Small Company Growth           NATIONWIDE LIFE INS. CO
total 100%           ---  Portfolio
                                                            % Fixed Account
                                                         ---

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8   OPTIONAL:         I (Contract Owner) appoint ___________________________________________________ as my Limited Attorney in
LIMITED               fact.  Once this appointment is received and recorded by Nationwide Life and Annuity, my Limited Attorney in
POWER OF              fact may exchange contract values in my name between and among the sub-accounts of my contract and change
ATTORNEY              allocations among the sub-accounts for my future contributions.
                      I and my Limited Attorney in Fact, agree, for ourselves, our heirs, the legal representative of our estates,
[ ]  NO  [ ] YES      their successors and assigns, to release Nationwide Life and Annuity from any liability for acting in reliance on instructions given pursuant to the Limited Power.  We jointly and severally agree to indemnify Nationwide
                      Life and Annuity from and against any claim, liability or expense arising out of any action by Nationwide Life and Annuity in reliance on such instructions.
--------------        THIS POWER IS PERSONAL TO THE HOLDER AND MAY NOT BE DELEGATED TO ANY OTHER PERSON OR ORGANIZATION.  THE HOLDER
Initialed by          MUST BE A CURRENTLY LICENSED AND APPOINTED REPRESENTATIVE OF NATIONWIDE LIFE AND ANNUITY AND MUST BE THE AGENT
Contract Owner        OF RECORD FOR THIS CONTRACT, OR THE POWER WILL AUTOMATICALLY TERMINATE.

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9                     [ ]      Please send me a copy of the Statement of Additional Information to the Prospectus.
                      Signed at:                                            on
                                 ------------------------------------------    ----------------------------------------
SIGNATURES                            City                        State                     (Mo / Day / Year)

                      Contract Owner                                            Joint Owner
                                     ----------------------------------------               ------------------------------------
                                                                                (If Applicable)

                      Witness                                                                            #020-
                              ------------------------------------------   ------------------------------------------------
                                     (Signature of Producer)                        (Print Producer Name and Number)

                      Producer Phone # (   )                     Address
                                       -------------------------          ------------------------------------------------------

                      Producer:   Do you have reason to believe the contract applied for is to replace existing annuities or
                                  insurance owned by the annuitant?  [ ] Yes     [ ] No

                      Broker Dealer                                              Telephone
                                           -------------------------------------           ----------------------------

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SEND COMPLETED APPLICATION - WITH A CHECK MADE OUT TO NATIONWIDE LIFE AND ANNUITY INSURANCE CO. TO:
FOR REGULAR MAIL:    Nationwide Life and Annuity Insurance Co.
                     P.O. Box 182008
                     Columbus, Ohio 43218-2008
                     (800) 533-5622
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